SECURITIES AND EXCHANGE
                                   COMMISSION
                           Washington, D.C. 20549-1004

                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                               January 29, 2004
                      Date of Report (Date of earliest event reported)

                           HEARTLAND BANCSHARES, INC.
               (Exact name of issuer as specified in its charter)

        Indiana                           333-32245              35-2017085
        (State or other             (Commission File Number)     (IRS Employer
         jurisdiction of                                  Identification Number)
        incorporation)


        420 North Morton Street                                   46131
        Franklin, Indiana                                        (Zip Code)
        (Address of principal
        executive offices)



               Issuer's telephone number, including area code (317) 738-3915


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Item 7.  Financial Statements And Exhibits

The following exhibit shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Exhibit 99.1 Press release issued by the Company on January 29, 2004 announcing 2003 annual and fourth quarter results of operations.

Item 12. Results of Operations and Financial Condition.

On January 29, 2004, Heartland Bancshares, Inc. (the "Company"), issued a press release announcing its results for the year and quarter and ended December 31, 2003. A copy of the press release is filed herewith as Exhibit 99.1 and incorporated herein by reference. The information contained in this Item 12 or incorporated by reference herein shall not be deemed "filed" for purposes of
Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the issuer has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       HEARTLAND BANCSHARES, INC.

                                       By: /s/ Steven L. Bechman
                                       Steven L. Bechman,
                                       Chief Executive Officer and President



                                       Dated: January 29, 2004

                                  EXHIBIT INDEX

Exhibit Number          Description
--------------          -----------

99.1 Press release issued by the Company on January 29, 2004 announcing annual and fouth quarter 2003 results of operations.